LINE OF CREDIT



                                                          as of March 27, 1996
Fleer Corp.
Executive Plaza, Suite 300
1120 Route 73
Mount Laurel, New Jersey  08054


Dear Sirs:

                  We are pleased to advise you that each of the undersigned financial institutions (each, a "Bank") hereby commits to provide to Fleer Corp., a Delaware corporation ("Fleer"), revolving credit loans (the "Loans") in an amount at any one time outstanding not to exceed the amount set forth under its signature hereto and otherwise upon the terms (and subject to the conditions) set forth herein. The obligations of the Banks hereunder are several (and not joint), such that no Bank shall be responsible for the failure of any other Bank to make its Loans hereunder.

                  1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms which are used herein and in the Notes shall have the meanings assigned thereto in the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Panini Credit Agreement"), among Marvel Entertainment Group, Inc. ("Marvel"), Fleer, the financial institutions from time to time parties thereto and Chemical Bank, as administrative agent.

                  (b) As used herein, the following terms shall have the following meanings:

                  "Covered Documents" means the collective reference to (i) the Panini Credit Agreement, (ii) the SkyBox Credit Agreement and
         (iii) this Line of Credit.

                  "Marvel Guarantee" means the Marvel Guarantee, dated as of March 27, 1996, made by Marvel in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SkyBox Credit Agreement" means the Credit and Guarantee Agreement, dated as of April 24, 1995, among Marvel, Fleer, the banks and other financial institutions from time to time parties thereto, the Co-Agents named therein and Chemical Bank, as administrative agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  2. Availability and Maturity. (a) Subject to the terms and conditions contained in this Line of Credit, Fleer may from time to time borrow the Loans hereunder on any Business Day by giving irrevocable notice to Chemical Bank, as agent for the Banks hereunder (in such capacity, the "Agent"), specifying (i) the aggregate principal amount to be borrowed, (ii) the requested borrowing date, (iii) whether the Loans to be borrowed are to be Eurodollar Loans or Alternate Base Rate Loans or a combination thereof and, if a combination, the respective aggregate amount of each type of borrowing and
(iv) if the Loans to be borrowed are Eurodollar Loans, the length of the Interest Period or Interest Periods applicable thereto. Any such notice of borrowing must be signed by an officer of Fleer and countersigned by the Chief Financial Officer, the Chief Operating Officer or the Secretary of Fleer and be received by the Agent prior to 11:00 A.M., New York City time, three Working Days prior to the requested borrowing date, in the case of Eurodollar Loans, and one Business Day prior to the requested borrowing date, in the case of Alternate Base Rate Loans. Each borrowing hereunder shall be in an aggregate principal amount equal to the lesser of (A) $1,000,000 or a whole multiple of $100,000 in excess thereof (in the case of Eurodollar Loans) or $250,000 or a whole multiple of $100,000 in excess thereof (in the case of Alternate Base Rate Loans) or (B) the maximum amount then available hereunder. Upon receipt of any such notice, the Agent will promptly notify each Bank thereof. Each Bank will make available to the Agent at its office (the "Agency Office") at 270 Park Avenue, New York, New York 10017 (or at such other location as the Agent may direct), by 1:00 P.M., New York City time, on the requested borrowing date, an amount equal to such Bank's ratable share of the aggregate principal amount of the Loans requested to be borrowed on such date, in Dollars and in funds immediately available to the Agent. The proceeds of Loans received by the Agent hereunder shall promptly be made available to Fleer by the Agent's crediting the account of Fleer, at the Agency Office, with the aggregate amount actually received by the Agent from the Banks and in like funds as received by the Agent.

                  (a) The commitments of the Banks hereunder shall expire on December 31, 1996, at which time all amounts owing hereunder shall be due and payable.

                  (b) The proceeds of the Loans shall be used only for the purposes for which Revolving Credit Loans are available under (and as defined in) the Panini Credit Agreement.

                  (c) The agreement of each Bank to make any Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

                     (i) each of the representations and warranties made by
                  each party to this Line of Credit, each Security Document and the Marvel Guarantee in or pursuant to this Line of Credit, such Security Document or the Marvel Guarantee, or contained in any certificate or financial statement furnished at any time under or in connection with this Line of Credit or any other Covered Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to such Loan, and to all other extensions of credit to be made on such date and the use of the proceeds thereof; and


                     (ii) no Default or Event of Default hereunder shall have
                  occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  3. Interest, Fees and Payments. (a) The Eurodollar Loans shall bear interest on the unpaid principal amount thereof for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate for such day plus 2-3/4%.

                  (a) The Alternate Base Rate Loans shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate plus 1-3/4%.

                  (b) If all or a portion of any amount owing hereunder or under the Notes shall not be paid when due, then, for so long as such amount remains unpaid, (i) if the overdue amount represents principal, such overdue amount shall bear interest at a rate per annum which is 2% above the rate which would otherwise be applicable pursuant to Paragraphs 3(a) or (b) hereof, as the case may be, and (ii) if the overdue amount represents overdue interest, fees or other amounts (other than the amounts described in clause
(i) of this Paragraph 3(c)) due under this Line of Credit or the Notes, such overdue amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus 3-1/2%. During such time as any principal of or interest on any Eurodollar Loans remains unpaid, such Eurodollar Loans shall be converted to Alternate Base Rate Loans at the end of the respective Interest Periods applicable thereto.

                  (c) Interest on each Loan accrued to but not including each Interest Payment Date applicable thereto shall be payable in arrears on such Interest Payment Date; provided, however, that interest accruing on the principal of or (to the extent permitted by applicable law) interest or any other amount payable in connection with any Loan not paid when due (whether at stated maturity, by acceleration or otherwise), shall be payable from time to time upon demand of the Agent.

                  (d) Fleer shall pay a commitment fee to the Agent, for the ratable benefit of the Banks, from and including March 27, 1996 in the amount for each day equal to (i) 3/8 of 1% per annum times (ii) (A) the amount equal to the aggregate commitments hereunder on such day minus (B) the aggregate outstanding principal amount of the Loans on such day. Such commitment fee shall be payable, in arrears, on each of (I) September 30, 1996, (II) December 31, 1996 and (III) the date upon which the commitments hereunder are terminated.

                  (e) Fleer may elect to convert Loans from Eurodollar Rate Loans to Alternate Base Rate Loans or from Alternate Base Rate Loans to Eurodollar Loans in the manner specified in subsection 4.5 (other than paragraph (d) of such subsection) of the Panini Credit Agreement, the provisions of which are incorporated herein by reference, mutatis mutandis.

                  (f) Interest and fees payable hereunder shall be calculated in the manner specified in subsection 4.12 of the Panini Credit Agreement, the provisions of which are incorporated herein by reference, mutatis mutandis.

                  (g) Fleer may prepay amounts owing hereunder, in whole or in part, without premium or penalty (other than amounts payable hereunder pursuant to the provisions of subsection 4.9 of the Panini Credit Agreement which are incorporated herein by reference) at any time and from time to time upon not less than one Business Day's notice to the Agent. Fleer may reduce the commitments hereunder at any time and from time to time upon not less than three Business Days' notice. Any such prepayment shall be in an amount which is not less than the minimum borrowing amount specified in Paragraph 2 hereof for such type of Loan and any such commitment reduction shall be in an amount equal to not less than $1,000,000 or a whole multiple of $100,000 in excess thereof.

                  (h) All borrowings hereunder shall be made ratably from the Banks and all payments hereunder (other than those attributable to costs, expenses and indemnities owing to the Agent or a single Bank in accordance with the terms hereof) shall be made ratably to the Banks. All such payments shall be made in accordance with the provisions of subsection 4.13(c) and (d) of the Panini Credit Agreement, the provisions of which are incorporated herein by reference, mutatis mutandis. The provisions of subsection 4.13(e) of the Panini Credit Agreement also are incorporated herein by reference, mutatis mutandis.

                  (i) The provisions of subsections 4.6, 4.7, 4.8, 4.9 and
4.10 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis.

                  4. Representations and Warranties. The provisions of Section 5 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis. Fleer hereby further represents and warrants that the amounts owing hereunder shall at all times rank not less than pari passu with the amounts owing under the Panini Credit Agreement and that any and all collateral security and guarantees provided to the Administrative Agent and the Banks under (and as defined in) the Panini Credit Agreement shall secure and support amounts owing hereunder on an equal and ratable basis.

                  5. Affirmative Covenants. The provisions of Section 7 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis.

                  6. Negative Covenants. The provisions of Section 8 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis.

                  7. Events of Default. The provisions of Section 10 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis. For the avoidance of dispute, Fleer hereby acknowledges and agrees that any Default or Event of Default under the Panini Credit Agreement shall constitute a "Default" or "Event of Default," respectively, hereunder. In addition, the failure by Fleer to pay any principal of or interest on any Loan or Note executed and delivered by Fleer in connection with this Line of Credit when due in accordance with the terms thereof or hereof, or failure by Fleer to pay any fee or other amount payable in connection with any Covered Document within five days after the date when due shall also constitute an "Event of Default" hereunder. Upon the occurrence of any "Event of Default" hereunder, the Agent may (with the consent of the holders of at least a majority of the commitments hereunder) or shall (upon the direction of the holders of at least a majority of the commitments hereunder) declare all amounts owing hereunder to be immediately due and payable and the commitments hereunder to be terminated; provided that the commitments hereunder shall be terminated and all such amounts shall be immediately due and payable (in each such case) automatically and without action on the part of any party hereto upon the occurrence of any Event of Default specified in Section 10(g) of the Panini Credit Agreement.

                  8. Agency Provisions. The provisions of Section 11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. For avoidance of doubt, Fleer and each Bank hereby agree that the Agent shall be entitled to all protections and indemnities, and shall have all rights, available to the Administrative Agent under (and as defined in) the Panini Credit Agreement.

                  9. Effectiveness. This Line of Credit shall become effective upon:

                  (a)  receipt by the Agent, for the account of each Bank, a
         Note in substantially the form of Exhibit A hereto (collectively, the "Notes");

                  (b) receipt by the Agent of certified resolutions, in form and substance reasonably satisfactory to the Agent; and

                  (c) receipt by the Agent of a legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison in form and substance reasonably satisfactory to the Agent.

                  10. Miscellaneous. (a) The provisions hereof may not be amended, supplemented or otherwise modified, except pursuant to a written agreement which has been executed by Fleer, the Agent and Banks holding not less than a majority of the commitments hereunder.

  All notices, consents, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of telecopy notice, when sent, addressed as follows in the case of Fleer and the Agent, and as set forth under its signature hereto in the case of each of the other parties hereto, or to such address or other address as may be hereafter notified by any of the respective parties hereto:

             Fleer:                         Fleer Corp.
                                    Executive Plaza, Suite 300
                                    1120 Route 73
                                    Mount Laurel, New Jersey  08054
                                    Attention:  William H. Hardie
                                    Telecopy:  (609) 727-9460

                  with a copy to:




                                    Marvel Entertainment Group, Inc.
                                    387 Park Avenue South
                                    New York, New York  10016
                                    Attention:  Secretary
                                    Telecopy:  (212) 576-8588


             The Agent:             Chemical Bank
                                    270 Park Avenue - 10th Floor
                                    New York, New York  10017
                                    Attention:  Global Media and
                                    Telecommunications Group
                                    Telecopy:  (212) 270-2056

                  with a copy to:

                                    Chemical Bank Agency
                                      Services Corporation
                                    140 East 45th Street
                                    New York, New York  10015
                                    Attention:  Janet Belden
                                    Telecopy:  (212) 270-0854
provided that any notice, request or demand to or upon the Administrative Agent pursuant to Paragraph 2 hereof shall not be effective until received.

                  (b) This Line of Credit may be executed by one or more of the parties to this Line of Credit on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Line of Credit signed by all the parties shall be lodged with Fleer and the Agent.

                  (C) FLEER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                     (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LINE OF CREDIT OR ANY OTHER SECURITY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                     (II) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                    (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN PARAGRAPH 10(B) HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

                     (IV) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER
         PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY
         OTHER JURISDICTION.

                  (D) EACH OF FLEER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY

LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH 10(D)
HEREOF.

                  (E) THIS LINE OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

                  (f) The provisions of subsections 12.3 through (and including) 12.8 of the Panini Credit Agreement are incorporated herein by reference, mutatis mutandis.

                  If the foregoing is acceptable to you, please have the enclosed copy of this Line of Credit signed by a duly authorized officer of Fleer in the space provided below and returned to the Agent on or before July 13, 1996. This Line of Credit shall be of no force or effect and shall be unenforceable against the Agent and the Banks unless signed and returned to the Agent by such date.

                                   Very truly yours,

                                   CHEMICAL BANK, as Agent
                                     and as a Bank


                                    By: /s/ John J. Huber
                                       ---------------------------
                                       Title: Managing Director

                                        Commitment:  $25,000,000

                                        Address for Notices:

                                        Chemical Bank
                                        270 Park Avenue - 10th Floor
                                        New York, New York  10017
                                        Attention:  Global Media and
                                          Telecommunications Group
                                        Telecopy:  (212) 270-2056


Accepted and Agreed:




FLEER CORP.

By: /s/ William Hardie
   --------------------------------
    Title: Executive Vice President

                                                                     EXHIBIT A







                                     NOTE


$25,000,000.00                                            New York, New York
                                                              March 27, 1996



                  FOR VALUE RECEIVED, the undersigned, FLEER CORP., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CHEMICAL BANK (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on December 31, 1996 the principal amount of (a) TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Line of Credit, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Line of Credit.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, type and amount of each Loan made pursuant to the Line of Credit and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

                  This Note (a) is one of the Notes referred to in the Line of Credit, dated as of March 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "Line of Credit"), among the Borrower, the Lender, the other financial institutions from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Line of Credit and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Line of Credit. This Note is secured and guaranteed as provided in the Security Documents and the Marvel Guarantee. Reference is hereby made to the Covered Documents, the Security Documents and the Marvel Guarantee for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default under the Line of Credit, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Line of Credit.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Line of Credit and used herein shall have the meanings given to them in the Line of Credit.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

                                  FLEER CORP.



                                  By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                                                 Schedule A to
                                                                 Note


                            LOANS, CONVERSIONS AND
                         PAYMENTS OF EURODOLLAR LOANS



                                                              Amount
                          Amount of                           of
                          Alternate                           Eurodollar
                          Base Rate         Interest          Loans                     Unpaid
             Amount       Loans             Period and        Converted                 Principal
             of           Converted         Eurodollar        into          Amount      Balance
             Eurodollar   into              Rate with         Alternate     of          of
             Loans        Eurodollar        Respect           Base Rate     Principal   Eurodollar     Notation
Date         Made         Loans             Thereto           Loans         Repaid      Loans          Made by
- ----         ----------   ----------        ----------        ----------    ---------   ----------     -------


- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------

- --------     ----------   ----------        ----------        ----------    ---------   ----------     ------------


                                                                 Schedule B to
                                                                 Note


                            LOANS, CONVERSIONS AND
                     PAYMENTS OF ALTERNATE BASE RATE LOANS


                                                   Amount
                                Amount of          of
                                Eurodollar         Alternate
                                Loans              Base Rate                           Unpaid
                                Converted          Loans                               Principal
               Amount of        into               Converted        Amount             Balance of
               Alternate        Alternate          into             of                 Alternate
               Base Rate        Base Rate          Eurodollar       Principal          Base Rate         Notation
  Date         Loan Made        Loans              Loans            Repaid             Loans             Made by
- --------       ------------     ----------         ----------       ---------          ----------        -------
- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------

- --------       ------------     ----------         ----------       ---------          ----------        --------